Loans from Banking Corporations (Details) - Schedule of Estimated the Value of the Aforesaid Warrants	12 Months Ended
Dec. 31, 2022 USD ($) $ / shares
Schedule of Estimated the Value of the Aforesaid Warrants [Abstract]
The Company share price ($) (in Dollars per share)	$ 0.04 [1]
Exercise price (in $) (in Dollars per share)	$ 0.159
Expected volatility in The Company’s share price	45.60%
Expected life of the warrants (in years)	0.5
Risk-free interest	4.14%
Expected dividend yield (in Dollars) | $

[1]	The Company’s share price is determined based on the Company’s value (that reflects a company value as a consequence of the Restructuring executed by the Company, as set out in Note 1.B. above) as appraised by the appraiser as of each date, while using the discounted cash flow method, and at discount rates of 17% to 18%.